UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 9,  2019

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.02.	Results of Operations and Financial Condition

On April 9, 2019, WD-40 Company issued a news release with respect to earnings for the quarter ended February 28, 2019. The full text of the news release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	News Release by WD-40 Company dated April 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: April 9, 2019	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer